SUBSEQUENT EVENTS	12 Months Ended
Jun. 30, 2020
SUBSEQUENT EVENTS
NOTE 15 - SUBSEQUENT EVENTS

Management has evaluated subsequent events according to the requirements of ASC TOPIC 855, and has reported the following:

On July 6, 2020, the Company entered into a convertible promissory note with JSJ Investments Inc. (“JSJ”) in the principal amount of $77,000.  The note matures on July 8, 2021 and bears interest at an annual rate of 8%.  The Company may pay the note in full, together with accrued and unpaid interest at any time during the 180 days after the issuance date of the note at premiums ranging from 120% to 150%.  After 180 days from the issuance date, JSJ may convert outstanding principal and interest at a conversion price equal to a 30% discount to the average of the three lowest trading prices of the Company’s common stock during the previous fifteen trading days.

On August 4, 2020, the Company entered into a Securities Purchase Agreement with Eagle Equities, LLC (“Eagle”), providing for the issuance and sale by the Company and the purchase by Eagle of a 6% convertible note of the Company in the aggregate principal amount of $1,086,956.  The Note provides for an 8% original issue discount (“OID”) such that the aggregate purchase price for Note will be $1,000,000. The Note will be purchased in various tranches on defined closing dates.  Eagle is entitled, at its option, at any time, to convert all or any amount of the principal face amount of the note then outstanding into shares of the Company’s common stock at a conversion price per share equal to 70% of the lowest closing bid price of the Company’s common stock for the fifteen prior trading days including the day upon which a notice of conversion is received by the Company.  During the first six months the note is in effect, the Company may redeem the note at premiums ranging from 105% to 130%.  The note may not be prepaid after the 180th day.  The first closing date under the note was on August 4, 2020, at which the Company sold and Eagle purchased, the first tranche under the note for a $271,739, with the Company receiving proceeds of $250,000, reflecting the OID of 8%.  This tranche matures February 4, 2022.

On August 13, 2020, the Board of Directors and the holder of the majority of the voting power of the Company’s outstanding shares approved an increase in the total number of authorized shares to 770,000,000, of which 750,000,000 were designated as common shares and 20,000,000 shares were designated as preferred shares.

On August 25, 2020, the Board of Directors of the Company approved the designation of Series B(2) preferred shares, $0.001 par value per share. Each Series B(2) preferred share is convertible into 100 shares of common stock of the Company.The Series B(2) preferred shares have the right to vote, together with holders of the common stock, on an “as converted basis” on any matter that the Company’s shareholders may be entitled to vote on.

Subsequent to June 30, 2020, the Company issued a total of 21,414,135 shares of its common stock in the conversion of $214,000 convertible note principal, $13,218 accrued interest and $2,500 of conversion fees.